UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2004

Date of Report (Date of earliest event reported)

INFONET SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15475	95-4148675
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2160 East Grand Avenue

El Segundo, California 90245

(Address of principal executive offices) (Zip Code)

(310) 335-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 9, 2004, we filed a Current Report on Form 8-K (the “Form 8-K”). Filed as Exhibit 99.3 to the Form 8-K was a form of Stockholder Agreement dated as of November 8, 2004 between British Telecommunications plc and each of José Collazo, Akbar Firdosy and Paul Galleberg (the “Stockholder Agreement”).

We are filing this Current Report on Form 8-K/A in order to amend and restate Schedule A to the Stockholder Agreement to correct the number of shares reported as being held by José Collazo and by Akbar Firdosy.

A copy of the Stockholder Agreement with a corrected Schedule A is attached as an exhibit to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.3	Form of Stockholder Agreement dated as of November 8, 2004 between British Telecommunications plc and each of José Collazo, Akbar Firdosy and Paul Galleberg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFONET SERVICES CORPORATION

Date: December 8, 2004	By:	/s/ PAUL A. GALLEBERG
	Name:	Paul A. Galleberg
	Title:	Senior Vice President, General Counsel and Secretary

3